LETTER OF TRANSMITTAL

WITH RESPECT TO THE

COMMON SHARES OF

INTERTAPE POLYMER GROUP INC.

This letter of transmittal (the "Letter of Transmittal") is for use by registered holders ("Shareholders") of common shares (the "Shares") of Intertape Polymer Group Inc. (the "Company") in connection with a proposed arrangement (the "Arrangement") involving Intertape Polymer Inc., ECP GP II Inc., 4398009 Canada Inc. ("Acquisition Sub") and Tape Holdings Inc. ("Tape Holdings") as described in the management information circular (the "Circular") of the Company dated May 25, 2007, which is being submitted for approval at a special and annual meeting of Shareholders to be held on June 26, 2007 at the Omni Hotel Mont Royal, located at 1050 Sherbrooke Street West, Montreal, Québec, (the "Meeting") Shareholders are referred to the Circular, including the appendices attached thereto and the documents incorporated therein by reference, that accompanies this Letter of Transmittal.  Shareholders whose Shares are registered in the name of a broker, investment dealer, bank trust company or other nominee should contact that broker, investment dealer, bank trust company or nominee for assistance in depositing those Shares.  Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Circular.

TO:

Intertape Polymer Group Inc. and Acquisition Sub

AND TO:

CIBC Mellon Trust Company, as depositary

CIBC MELLON TRUST COMPANY (THE "DEPOSITARY")

(SEE THE LAST PAGE OF THIS LETTER OF TRANSMITTAL FOR ADDRESS AND

TELEPHONE NUMBER)

OR YOUR BROKER OR OTHER FINANCIAL ADVISOR WILL BE ABLE TO ASSIST YOU

IN COMPLETING THIS LETTER OF TRANSMITTAL

The Arrangement is anticipated to close on or about June 29, 2007. At the Effective Time, Shareholders (other than Dissenting Holders) will be entitled to receive, in exchange for each Share, $4.76 in cash, less applicable withholding taxes, if any.

In order for Shareholders to receive payment for their Shares, Shareholders are required to deposit the certificates representing the Shares held by them with the Depositary. This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany all certificates for Shares deposited for payment pursuant to the Arrangement.

Please read the Circular and the instructions set out below before carefully completing this Letter of Transmittal. Delivery of this Letter of Transmittal to an address other than as set forth herein will not constitute a valid delivery. If shares are registered in different names, a separate Letter of Transmittal must be submitted for each different registered owner. See Instruction 2.

DEPOSIT

In connection with the Arrangement being considered for approval at the Meeting, the undersigned hereby deposits with the Depositary the enclosed certificate(s) representing Shares, details of which are as follows: (Please print or type)

Name and Address of Registered Holder	Certificate Number(s)	Number of Shares

The undersigned hereby transmits herewith the certificate(s) described above for cancellation upon the Arrangement becoming effective.

NOTE: If the space provided is insufficient, details may be listed on a separate schedule to this Letter of Transmittal.

It is understood that, upon receipt of this Letter of Transmittal and of the certificate(s) representing the Shares deposited herewith (the "Deposited Shares") and following the Effective Time of the Arrangement, the Depositary will deliver to the undersigned a cheque issued by the Depositary representing the amount of cash the undersigned is entitled to receive, or hold such cheque for pick-up in accordance with the instructions set out below, and the certificate(s) representing the Deposited Shares shall forthwith be cancelled.

The undersigned holder of Shares represents and warrants in favor of the Company and Acquisition Sub that: (i) the undersigned is the registered holder of the Deposited Shares; (ii) such shares are owned by the undersigned free and clear of all mortgages, hypothecs, liens, charges, encumbrances, security interests and adverse claims; (iii) the Name and Address of Registered Holder Certificate Number(s) Number of Shares undersigned has full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign, transfer and deliver the Deposited Shares and that, when the acquisition consideration is paid, none of Acquisition Sub, or any successor thereto will be subject to any adverse claim in respect of such Deposited Shares; (iv) the Deposited Shares have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited Shares, to any other person; (v) the surrender of the Deposited Shares complies with applicable laws; (vi) all information inserted by the undersigned into this Letter of Transmittal is accurate; and (vii) unless the undersigned shall have revoked this Letter of Transmittal by notice in writing given to the Depositary by no later than 5:00 p.m. (Montreal time) on the Business Day preceding the date of the Meeting or, if the Meeting is adjourned or postponed, on the Business Day preceding the date of the reconvened Meeting, the undersigned will not, prior to such time, transfer or permit to be transferred any of such Deposited Shares. These representations and warranties shall survive the completion of the Arrangement.

Except for any proxy deposited with respect to the vote on the Arrangement Resolution in connection with the Meeting, the undersigned revokes any and all authority, other than as granted in this Letter of Transmittal, whether as agent, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares and no subsequent authority, whether as agent, attorney-in-fact, proxy or otherwise, will be granted with respect to the Deposited Shares.

The undersigned hereby acknowledges that the delivery of the Deposited Shares shall be effected and the risk of loss and title to such Deposited Shares shall pass only upon proper receipt thereof by the Depositary. The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Depositary to be reasonably necessary or desirable to complete the transfer of the Deposited Shares.

The undersigned surrenders to Acquisition Sub, effective at the Effective Time, all right, title and interest in and to the Deposited Shares and irrevocably appoints and constitutes the Depositary lawful attorney of the undersigned, with full power of substitution to deliver the certificates representing the Deposited Shares pursuant to the Arrangement and to effect the transfer of the Deposited Shares on the books of the Company.

Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The undersigned instructs the Depositary to mail the cheque representing payment for the Deposited Shares promptly after the Effective Time, by first-class insured mail, postage prepaid, to the undersigned, or to hold such cheque for pick-up, in accordance with the instructions given below.

If the Arrangement is not completed or proceeded with, the enclosed certificate(s) and all other ancillary documents will be returned forthwith to the undersigned as per Box "A" or Box "B". If those boxes are not completed, the enclosed certificate(s) and all other ancillary documents will be mailed to the depositing Shareholder at the address of the Shareholder as it appears on the securities register of the Company.

It is understood that the undersigned will not receive payment in respect of the Deposited Shares until the certificate(s) representing the Deposited Shares, if applicable, owned by the undersigned are received by the Depositary at the address set forth below, together with such additional documents as the Depositary may require, and until the same are processed for payment by the Depositary. It is further understood that no interest will accrue on the purchase price payable in respect of the Deposited Shares in connection with the Arrangement. The undersigned further represents and warrants that the payment of the purchase price in respect of the Deposited Shares will completely discharge any obligations of the Company, Acquisition Sub and the Depositary with respect to the matters contemplated by this Letter of Transmittal.

PLEASE COMPLETE EITHER BOX A OR BOX B, SEE INSTRUCTION 5 BELOW

BOX A PAYMENT AND DELIVERY INSTRUCTIONS	BOX B PICK-UP INSTRUCTIONS
ISSUE A CHEQUE in the name of the undersigned and SEND THE CHEQUE to the address of the undersigned as it appears below: (please print or type) ________________________________________________ (Name)	HOLD CHEQUE FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY
________________________________________________ (Street Address and Number)

________________________________________________

(City and Province or State)

________________________________________________

(Country and Postal or Zip Code)

________________________________________________

(Telephone – Business Hours)

BOX C

TO BE COMPLETED BY ALL SHAREHOLDERS

BY SELECTING ONE BOX BELOW

(Indicate whether you are a resident of Canada for tax purposes)

The owner signing below represents that it is a resident

of Canada for tax purposes;

OR

The owner signing below represents that it is not a

resident of Canada for tax purposes

________________________________________________ (Tax Identification, Social Insurance or Social Security No.; see Substitute Form W-9 included herein)

BOX D

TO BE COMPLETED BY ALL SHAREHOLDERS BY SELECTING ONE BOX BELOW

(Indicate whether you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder)

The owner signing below represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder;

OR

The owner signing below represents that it is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

A U.S. Shareholder is any Shareholder that is either (A) providing an address in Box "A" that is located within the
United States or any territory or possession thereof or (B) a U.S. person for United States federal income tax purposes.

If you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder, then in order to avoid backup withholding you must complete the Substitute Form W-9 included below or otherwise provide certification that you are exempt from backup withholding, as provided in the instructions. If you require a Form W-8, please contact the Depositary. You can find more information on page 14 (see Instruction 9, "Important Tax
Information for U.S. Shareholders").

BOX E

TO BE COMPLETED BY ALL SHAREHOLDERS

Signature guaranteed by

(if required under Instruction 3):

Date:

______________________, 2007

____________________________________________

__________________________________________________

Authorized Signature of Guarantor

Signature of Shareholder or Authorized Representative –

See Instruction 4

________________________________________

_____________________________________________

Name of Guarantor (please print or type)

Name of Shareholder (please print or type)

____________________________________________

__________________________________________________

Address of Guarantor (please print or type)

Taxpayer Identification, Social Insurance or Social Security

Number of Shareholder (please print or type) (see Substitute   Form W 9 included herein)

____________________________________________

__________________________________________________

Name of Authorized Representative, if applicable

(please print or type)

__________________________________________________

Daytime telephone number of Shareholder or Authorized

Representative

__________________________________________________

Daytime facsimile number of Shareholder or Authorized

Representative

PLEASE COMPLETE THE SUBSTITUTE FORM W-9 BELOW TO PROVIDE YOUR TAX

IDENTIFICATION NUMBER AND A CERTIFICATION AS TO YOUR EXEMPTION FROM BACK-UP WITHHOLDING

TO BE COMPLETED BY SHAREHOLDERS WHO ARE U.S. PERSONS

TO BE COMPLETED BY TENDERING HOLDERS OF COMMON SHARES SUBSTITUTE FORM W-9 Department Of The Treasury Internal Revenue Service Payor's Request For Taxpayer Identification Number (TIN) and Certification

Part I — Taypayer Identification Number — For all accounts enter your taxpayer identification number on the appropriate line at right. Certify by signing and dating below. For further instructions, see Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

___________________________ Social Security Number OR ______________________________ Employer Identification Number (If awaiting TIN, write "Applied For")

Part II — For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, check the Exempt box below, and complete the Substitute Form W-9.

Exempt

Name: Business Name:	______________________________________________________________________________ ______________________________________________________________________________

Please check appropriate box

Individual/Sole Proprietor

Corporation

Partnership

Other

Address

___________________________________________________________________________________

City:

________________________ State:

_________________

Zip Code

_______________

Part III — Certification — Under penalties of perjury, I certify that::

(1)

The number shown on this form is my correct Taxpayer Identification Number (or 1 am waiting for a number to be issued to me); and

(2)

I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that 1 am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)

I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).

Signature:

__________________________________________

Date:

_________________________________, 2007

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN
PART 1 OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all payment made to me before I provide a properly certified taxpayer identification number will be subject to the applicable percentage of backup withholding tax.

Signature:

__________________________________________

Date:

_________________________________, 2007

Note: Failure to complete and return this Substitute Form W-9 may subject you to applicable Federal income tax withholding on any payments made to you. Please review the enclose Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Specific Instructions

Name. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

Sole proprietor. Enter your individual name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner's name on the "Name" line. Enter the LLC's name on the "Business name" line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for "Other" and enter "LLC" in the space provided.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Other entities. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the "Exempt" box in Part II of the Form, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup withholding is not required on any payments made to the following payees:

1.

An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2.

The United States or any of its agencies or instrumentalities,

3.

A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4.

A foreign government or any of its political subdivisions, agencies, or instrumentalities,

5.

An international organization or any of its agencies or instrumentalities. Other payees that may be exempt from backup withholding include:

6.

A corporation,

7.

A foreign central bank of issue,

8.

A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9.

A futures commission merchant registered with the Commodity Futures Trading Commission,

10.

A real estate investment trust,

11.

An entity registered at all times during the tax year under the Investment Company Act of 1940,

12.

A common trust fund operated by a bank under section 584(a),

13.

A financial institution,

14.

A middleman known in the investment community as a nominee or custodian, and

15.

A trust exempt from tax under section 664 or described in section 4947.

Part I — Taxpayer Identification Number (TIN)

Enter your TIN on the appropriate line.

If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it on the social security number line. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are an LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) above), and are  owned by an individual, enter your SSN (or EIN, if you have one). If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner's EIN.

Note: See the chart on the next page for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. You may get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS's Internet Web Site at www.irs.gov.

If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Writing "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Part III — Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1 and 4 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required).

1.

Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2.

Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3.

Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4.

Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a non-employee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal non-tax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold applicable rates of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Penalties

(1)

Failure to Furnish Taxpayer Identification Number — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to wilful neglect.

(2)

Civil Penalty for False Information With Respect to Withholding — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)

Criminal Penalty for Falsifying Information — Willfully falsifying certificates or affirmations may subject you to criminal penalties including fines and/or imprisonment.

For additional information, consult your tax consultant or the IRS.

What Name and Number To Give the Requestor

For this type of account:	Give name and SSN/EIN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4. a. The usual revocable savings trust (grantor is also trustee) b) So-called trust account that is not a legal or valid trust under state law	The Grantor-trustee(1) The actual owner(1)
5. Sole proprietorship or single-owner LLC	The owner(3)
6. A valid trust, estate, or pension trust	Legal entity(4)
7. Corporate or LLC electing corporate status on Form 8832	The corporation
8. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
9. Partnership or multi-member LLC	The partnership
10. A broker or registered nominee	The broker or nominee
11. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

____________________

(1)

List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)

Circle the minor's name and furnish the minor's SSN.

(3)

You must show your individual name, but you may also enter your business or DBA name on the business name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.

(4)

List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

INSTRUCTIONS

1.

Use of Letter of Transmittal

(a)

In order to permit the timely receipt of the cash proceeds payable in connection with the Arrangement, it is recommended that this Letter of Transmittal (or manually signed facsimile thereof) together with accompanying certificate(s) representing Shares be received by the Depositary at the office specified on the last page of this Letter of Transmittal before 5:00 p.m. (Montreal time) on June 20, 2006 or, in the case of any adjournment or postponement of the Meeting, no later than 5:00 p.m. (Montreal time) on the Business Day before the reconvened Meeting. Do not send the certificates or this Letter of Transmittal to the Company, Acquisition Sub or Parent.

(b)

The method used to deliver this Letter of Transmittal and any accompanying certificates representing Shares is at the option and risk of the holder surrendering them, and delivery will be deemed effective only when such documents are actually received. The Company recommends that the necessary documentation be hand delivered to the Depositary at the address specified below, and a receipt obtained therefor; otherwise the use of registered mail with return receipt requested, and with proper insurance obtained, is recommended. Shareholders whose Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in delivering those Shares.

(c)

Pursuant to the terms of the Arrangement, any certificates formerly representing Shares that are not deposited with the Depositary, together with a duly completed Letter of Transmittal and any other documents the Depositary reasonably requires, on or before the sixth anniversary of the Effective Date, shall cease to represent a claim by or interest of any kind or nature and the right of the holder of certificates of Shares to receive the cash consideration for such Shares shall be deemed to be surrendered.

2.

Signatures

This Letter of Transmittal must be completed, dated and signed by the holder of Shares or by such holder's duly authorized representative (in accordance with Instruction 4).

(a)

If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(b)

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if a cheque is to be issued to a person other than the registered owner(s):

(i)

such deposited certificate(s) must be endorsed or be accompanied by appropriate share transfer power(s) of attorney properly completed by the registered owner(s); and

(ii)

the signature(s) on such endorsement or power(s) of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 3.

(c)

If any of the surrendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Shares.

3.

Guarantee of Signatures

No signature guarantee is required on this Letter of Transmittal if this Letter of Transmittal is signed by the registered holder(s) of Shares surrendered herewith. If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares or if payment is to be sent to a person other than the registered owner(s) of the Shares, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

An "Eligible Institution" means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP).

4.

Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal is executed by a person as an executor, administrator, trustee or guardian, on behalf of a corporation, partnership or association or by any other person acting in a representative capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of authority to act. Any of the Company, Acquisition Sub, Parent or the Depositary, at its discretion, may require additional evidence of authority or additional documentation.

5.

Payment and Delivery Instructions

In all cases, either Box "A" or Box "B" should be completed. If those boxes are not completed, the cheque for the Shares or the certificate(s) in respect of the Shares (if the Arrangement is not completed) will be mailed to the depositing Shareholder at the address of the Shareholder as it appears on the securities register of the Company.

6.

Miscellaneous

(a)

If the space on this Letter of Transmittal is insufficient to list all certificates for Shares, additional certificate numbers and numbers of shares may be included on a separate signed list affixed to this Letter of Transmittal.

(b)

If Shares are registered in different forms (e.g. "John Doe" and "J. Doe"), a separate Letter of Transmittal should be signed for each different registration.

(c)

No alternative, conditional or contingent deposits of Shares will be accepted.

(d)

Additional copies of this Letter of Transmittal may be obtained from the Depositary at the office specified on the last page of this Letter of Transmittal. The Letter of Transmittal is also available under the Company's profile at the website maintained by The Canadian Depository for Securities Limited at www.sedar.com.

(e)

It is strongly recommended that, prior to completing this Letter of Transmittal, the undersigned read the accompanying Circular.

(f)

The Company, Acquisition Sub and Parent reserve the right, if either so elects in its absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal received by it.

(g)

This Letter of Transmittal will be construed in accordance with and governed by the laws of the Province of Québec and the federal laws of Canada applicable therein.

7.

Lost Certificates

If a certificate representing Shares has been lost, stolen or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with an affidavit by the Person claiming such certificate to be lost, stolen or destroyed, to the Depositary. The Depositary and/or the registrar and transfer agent for the Shares will respond with the replacement requirements in order for you to receive your entitlement, which may include a requirement to provide a bond satisfactory to Acquisition Sub and the Depositary in such sum as Acquisition Sub may direct or otherwise indemnify Acquisition Sub and the Company in a manner satisfactory to Acquisition Sub and the Company against any claim that may be made against Acquisition Sub and the Company with respect to the certificate alleged to have been lost, stolen or destroyed.

8.

Return of Certificates

If the Arrangement does not proceed for any reason, any certificate(s) for Shares received by the Depositary will be returned to you forthwith.

9.

Important Tax Information for U.S. Shareholders

To prevent backup withholding on any payment made to a U.S. Shareholder (or any person acting on behalf of a U.S. Shareholder), each U.S. person (as defined below) must provide his, her or its correct U.S. Taxpayer Identification Number, or TIN, or Employer Identification Number, or EIN (or the TIN or EIN of the person on whose behalf you are acting), by completing the Substitute Form W-9 as described more fully below.

If the Substitute Form W-9 is not applicable to a U.S. Shareholder because such holder is not a U.S. person for United States federal income tax purposes but provided a mailing address in the United States, such holder will instead need to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign Status, signed under penalty of perjury. An appropriate IRS Form W-8 (W-8BEN, W-8EXP or other form) may be obtained from the Depositary.

You are a U.S. person if you are, for U.S. federal income tax purposes, a citizen or a resident of the United States (including a U.S. resident alien), a corporation for U.S. federal income tax purposes created or organized in the United States or under the laws of the United States or any state or the District of Columbia, an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a U.S. court can exercise primary supervision over the trust's administration and one or more U.S. persons are authorized to control all substantial decisions of the trust (or certain electing trusts).

Each U.S. Shareholder of Shares is urged to consult his, her or its own tax advisor to determine whether such holder is required to furnish a Substitute Form W-9, is exempt from backup withholding and information reporting, or is required to furnish an IRS Form W-8.

Each tendering U.S. person is required to provide the Depositary with a correct TIN and with certain other information on a Substitute Form W-9, which is attached above, and to certify that the TIN provided is correct (or that such U.S. person is awaiting a TIN) and that (a) the U.S. person has not been notified by the Internal Revenue Service that the U.S. person is subject to backup withholding as a result of a failure to report all interest or dividends or (b) the Internal Revenue Service has notified the U.S. person that the U.S. person is no longer subject to backup withholding.

Exempt holders (including, among others, all corporations) are not subject to backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder that is a U.S. person must enter its correct TIN or EIN in Part 1 or Substitute Form W-9, check the "Exempt" box in Part II of such form, and sign and date the form. See the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" (the "W-9 Guidelines") that follow these instructions.

If Shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN or EIN to report.

If a U.S. Shareholder does not have a TIN or EIN, such holder should: (i) consult the W-9 Guidelines for instructions on applying for a TIN or EIN; (ii) write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9; and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set out in this document.

In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN or EIN is provided to the Depositary, and, if the Depositary is not provided with a TIN or EIN within sixty (60) days, such amounts will be paid over to the Internal Revenue Service.

Failure to provide the required information on the Substitute Form W-9 may subject the tendering U.S. person to a US$50 penalty imposed by the Internal Revenue Service and backup withholding of a portion of any payment. More serious penalties may be imposed for providing false information which, if willfully done, may result in fines and/or imprisonment.

A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE SUBSTITUTE FORM W-9 SET OUT IN THIS LETTER OF TRANSMITTAL OR, IF APPLICABLE, THE APPROPRIATE IRS FORM W-8 MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE ARRANGEMENT. BACKUP WITHHOLDING IS NOT AN ADDITIONAL. TAX. RATHER, THE TAX LIABILITY OF PERSONS SUBJECT TO BACKUP WITHHOLDING WILL BE REDUCED BY THE AMOUNT OF TAX WITHHELD. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED BY FILING A TAX RETURN WITH THE IRS. THE DEPOSITARY CANNOT REFUND AMOUNTS WITHHELD BY REASON OF BACKUP WITHHOLDING.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, SHAREHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY SUCH SHAREHOLDERS, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON SUCH SHAREHOLDERS UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED; (B) SUCH DISCUSSION IS BEING USED IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) EACH SHAREHOLDER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The Depositary is:

CIBC MELLON TRUST COMPANY

By Mail

P.O. Box 1036

Adelaide Street Postal Station

Toronto, Ontario

M5C 2K4

By Hand or by Courier

199 Bay Street

Commerce Court West

Securities Level

Toronto, Ontario

M5L 1G9

Toll free: 1-800-387-0825

Phone: (416) 643-5500

E-mail: inquiries@cibcmellon.com

Any questions and requests for assistance may be directed by Shareholders to the Depositary at the telephone number and locations set out above.

ORLDOCS 10936440 1